UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

WESTLAKE CHEMICAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! WESTLAKE CHEMICAL CORPORATION 2021 Annual Meeting Vote by May 12, 2021 11 :59 PM ET    WESTLAKE CHEMICAL CORPORATION ATIN: GENERAL COUNSEL 2801 POST OAK BLVD, SUITE 600 HOUSTON, TX 77056    You invested in WESTLAKE CHEMICAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2021.    Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For Complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a number Vote in Person at the Meeting* May 13,2021 9:00AM CDT    Westlake Center 2801 Post Oak Boulevard Houston, TX 77056 USA    *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Board Voting Items Recommends    1. Election of Class II Directors: Nominees:    For 01) James Y. Chao 03) Mark A. McCollum 02) John T. Chao 04) R. Bruce Northcutt    2. To approve a proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to provide that federal district courts of the United States of America will be the exclusive forum for certain legal actions. For To ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021.    For NOTE: To act upon any other matters that may properly come before the Annual Meeting.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.